SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS DATED JULY 30, 2010

Old Mutual Absolute Return Institutional Fund, L.L.C.
(the "Fund")
___________

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

Effective April 1, 2011, the following modifications will be made to the Fund:

 (i)             The Fund’s name will be changed to Larch Lane Multi-Strategy Institutional Fund, L.L.C.;

(ii)             The Member Servicing Fee will be reduced from an annual rate of 0.50% of the net assets of the Fund to an annual rate of 0.25% of the net assets of the Fund; and

(iii)             The overall Expense Limitation of the Fund will be reduced from 2.55% to 1.90%.

Additionally, in December 2010, the Board of Managers ("Board") of the Fund approved, in principle, a proposal to merge the Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Emerging Managers Institutional Fund") with and into the Fund whereby the Emerging Managers Institutional Fund would transfer all of its assets and liabilities to the Fund and in return, the Fund would issue Units to members of the Emerging Managers Institutional Fund in an amount equal to the value of their interest in the Emerging Managers Institutional Fund.  The merger is subject to certain conditions, including final approval by the Board, as well as the Board of Managers and members of the Emerging Managers Institutional Fund.  It is currently anticipated that proxy materials regarding the merger will be distributed to members of the Emerging Managers Institutional Fund in early 2011 and that they would consider the merger at a meeting expected to be held in the first quarter of 2011.

          Please retain this Supplement for future reference.